Exhibit 99-15: Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Director and President of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 4th day of September, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay
Keith Gubbay, Director and President

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Vice President and Chief Accounting Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 9th day of October, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Cheryl Price
Cheryl Price, Vice President and Chief Accounting Officer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda
Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 4th day of September, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Thomas J. McInerney
Thomas J. McInerney, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda
Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 4th day of September, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Randy Lowery
P. Randall Lowery, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda
Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 3rd day of September, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Mark A. Tullis
Mark A. Tullis, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements listed below and amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company:
As Director, Senior Vice President and Chief Financial Officer of ReliaStar Life Insurance Company I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392	33-69892	333-69431
33-57244	333-18517	333-92000
33-65870	333-47094

Registration Statements filed under the Investment Company Act of 1940:

811-04208	811-03341

hereby ratifying and confirming on this 3rd day of September, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier, Director, Senior Vice President and Chief Financial Officer